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CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Andrew B. Shoup, Chief Administrative Officer of Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc. (the "Registrant"), each certify to the best of his knowledge that:

         1. The Registrant's periodic report on Form N-CSR for the period ended January 31, 2004 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Chief Executive Officer                             Chief Administrative Officer
Salomon Brothers 2008                               Salomon Brothers 2008
Worldwide Dollar Government                         Worldwide Dollar Government
Term Trust Inc.                                     Term Trust Inc.



/s/ R. Jay Gerken                                   /s/ Andrew B. Shoup
---------------------------                         -------------------------
R. Jay Gerken                                       Andrew B. Shoup
Date: April 2, 2004                                 Date: April 2, 2004

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR with the Commission.